UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 15, 2000
                                ----------------
                Date of Report (Date of earliest event reported)


                            COVOL TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-27808                   87-0547337
         --------                     -------                  ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

                              3280 N. Frontage Road
                                 Lehi, UT 84043
                                 --------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 768-4481
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Certain statements in this Report constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, actual results may vary materially from current expectations. For a discussion of certain of the factors that could cause actual results to differ from expectations, please see the information set forth under the caption entitled "Forward Looking Statements" in PART I, ITEM 2 of Covol's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999. There can be no assurance that Covol's results of operations will not be adversely affected by such factors. Covol undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's opinion only as of the date hereof.

Item 5. Other Events - Response to NASDAQ Requirement

Covol received a letter from Nasdaq requiring, as a condition for continued listing on the Nasdaq National Market, that the Company file with the SEC a public document containing a pro forma balance sheet and income statement demonstrating i) a minimum of $5,000,000 in net tangible assets, and ii) positive earnings from operations. The financial statements included in Item 7 are filed in response to this requirement. These financial statements are as of and for the two months ended February 29, 2000 and give effect on a pro forma basis to the following transactions consummated in March 2000:

1) A private placement of common stock was completed on March 23, 2000, which resulted in net cash proceeds of approximately $4,688,000.
2) Conversions by the holder of approximately $130,000 of redeemable preferred stock to common stock.
3) Reclassification of the unconverted redeemable preferred stock (approximately $2,712,000) to equity, as a result of elimination of the provisions that in certain situations allowed the holder of the preferred stock to require the Company to redeem the preferred stock. This transaction was completed on March 15, 2000.

While Covol has not received written  confirmation  that the attached  financial information will satisfy Nasdaq's requirements, Covol believes that the financial information demonstrates compliance with the requirements outlined in the letter Covol received from Nasdaq.

Item 7. Financial Statements and Exhibits

         (b) The following pro forma condensed consolidated financial statements are included herein:

         Condensed Consolidated Statement of Operations for the Two Months Ended February 29, 2000 (unaudited)

         Condensed   Consolidated   Balance   Sheet  as  of  February  29,  2000
         (unaudited)


         (c) The following exhibit is included herein:

                  3.1.6.1 Amendment and Waiver to Certificate of Designations Preferences and Rights of the Series of the Preferred Stock of Covol Technologies, Inc. to be Designated Series D Cumulative Convertible Preferred Stock

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COVOL TECHNOLOGIES, INC.
                                                 Registrant

Date: March 29, 2000                             /s/ Kirk A. Benson
                                                 ------------------
                                                 Kirk A. Benson
                                                 Chief Executive Officer and
                                                 Principal Executive Officer


COVOL TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
(thousands of dollars)
                                                                   Two Months Ended February 29, 2000
                                                                 ---------------------------------------
                                                                 Unadjusted     Adjustments    Pro Forma     Notes
                                                                 ----------     -----------    ---------     -----
Revenues:
  License fees                                                      $4,010                       $4,010
  Other                                                              1,388                        1,388
                                                                 ----------                    ---------
Total revenues                                                       5,398                        5,398

Operating costs and expenses:
  Cost of briquetting operations                                       433                          433
  Loss on sale of facility                                             581                          581
  Other                                                              1,654                        1,654
                                                                 ----------                    ---------
Total operating expenses                                             2,668                        2,668
                                                                 ----------                    ---------

Operating income                                                     2,730                        2,730

Interest expense, net                                               (2,799)                      (2,799)
Other income, net                                                       53                           53
                                                                 ----------                    ---------
Net loss before income taxes                                           (16)                         (16)

Income taxes                                                             0                            0
                                                                 ----------                    ---------
Net loss                                                              ($16)                        ($16)
                                                                 ==========                    =========

CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
(thousands of dollars)
                                                                             February 29, 2000
                                                                 ---------------------------------------
                                                                 Unadjusted     Adjustments    Pro Forma     Notes
                                                                 ----------     -----------    ---------     -----
Assets:
Current assets:
  Cash and cash equivalents                                         $2,946          $4,688       $7,634      (a)
  Receivables                                                       13,378                       13,378
  Inventories                                                           28                           28
  Facilities and equipment held for sale                             9,646                        9,646
  Deferred income taxes                                              3,000                        3,000
  Other                                                                 24                           24
                                                                 ----------     -----------    ---------
Total current assets                                                29,022           4,688       33,710

Property, plant and equipment, net                                   3,707                        3,707

Note and interest receivable                                         8,280                        8,280
Intangible assets                                                    1,318                        1,318
Other                                                                2,190                        2,190
                                                                 ----------     -----------    ---------
Total assets                                                       $44,517          $4,688      $49,205
                                                                 ==========     ===========    =========
Liabilities:
Current liabilities:
  Accounts payable                                                    $545          $              $545
  Notes payable, current                                            14,241                       14,241
  Other                                                              6,931                        6,931
                                                                 ----------     -----------    ---------
Total current liabilities                                           21,717               0       21,717
Notes and interest payable, non-current                             12,073                       12,073
Other non-current liabilities                                          173                          173
Deferred revenues                                                    7,118                        7,118
                                                                 ----------     -----------    ---------
Total liabilities                                                   41,081               0       41,081

Redeemable convertible preferred stock                               2,842          (2,842)           0      (b)

Stockholders' equity:
  Convertible preferred stock and common stock - par value              18               5           23      (a)
  Capital in excess of par value                                    81,864           7,525       89,389      (a) (b)
  Accumulated deficit                                              (73,871)                     (73,871)
  Related party receivables collateralized by stock                 (6,272)                      (6,272)
  Deferred compensation from stock options                          (1,145)                      (1,145)
                                                                 ----------     -----------    ---------
Total stockholders' equity                                             594           7,530        8,124
                                                                 ----------     -----------    ---------
Total liabilities and stockholders' equity                         $44,517          $4,688      $49,205
                                                                 ==========     ===========    =========

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

Notes to Proforma Financial Statements

(a) Consists of a private placement of common stock completed on March 23, 2000.

(b) Consists of conversions of the redeemable preferred stock to common stock totalling $130,000 and reclassification of the unconverted preferred stock ($2,712,000) to equity, as a result of elimination of the provisions that in certain situations allowed the holder of the preferred stock to require the Company to redeem the preferred stock. Both of these transactions were finalized on or before March 15, 2000.

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